Hedging and Derivative Financial Instruments	9 Months Ended
Sep. 30, 2024
Nickel Road Operating LLC [Member]
Restructuring Cost and Reserve [Line Items]
Hedging and Derivative Financial Instruments

Note 4 – Hedging and Derivative Financial Instruments

Commodity derivative agreements – The Company utilizes swap and collar contracts to hedge the effect of price changes on a portion of its future oil and natural gas production. The objective of the Company’s hedging activities and the use of derivative financial instruments is to achieve more predictable cash flows. The use of derivatives involves the risk that the counterparties to such instruments will be unable to meet the financial terms of such contracts. The derivative contracts may be terminated by a non-defaulting party in the event of default by one of the parties to the agreement.

The Company has elected not to apply hedge accounting to any of its derivative transactions, and, consequently, the Company recognizes mark-to-market gains and losses in earnings currently, rather than deferring such amounts in accumulated other comprehensive income for those commodity derivatives that would otherwise qualify as cash flow hedges. All derivative instruments are recorded on the balance sheet at fair value.

All derivative transactions settled during the nine-months ended September 30, 2024. The Company recognized cash proceeds of $223,000 during the nine-months ended September 30, 2024 and no derivative assets or liabilities remained on the Company’s balance sheet as of September 30, 2024.